UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 24, 2014

CARRIZO OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 2300 Houston, Texas 77002	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 24, 2014, Carrizo Oil & Gas, Inc., (the “Company”) completed the acquisition of additional leasehold and producing interests in the Eagle Ford Shale (the “Eagle Ford Shale Transaction”) from Eagle Ford Minerals, LLC (“EFM”). The properties acquired in the Eagle Ford Shale Transaction include approximately 6,820 net acres and 20.1 net producing wells located primarily in LaSalle, Atascosa and McMullen Counties, Texas. As of September 30, 2014, estimated net proved reserves associated with the properties, based on the Company’s internal estimates, were approximately 16.7 MMBoe. Internal estimates of reserves are subject to change and may have less certainty than reserve estimates prepared by the outside reserve engineering firms. The Company estimates that net production from the acquired interests in the properties was approximately 2,260 Bbls/ and 2,457 MMcfe/d for the three months ended September 30, 2014. The acquisition adds to the Company’s Eagle Ford portfolio and includes additional interests in oil focused drilling locations already in the Company’s existing inventory.

Prior to the acquisition, the Company and EFM were joint working interest owners in the properties that were the subject of the transaction, for which the Company acted as the operator and owned a 75% working interest in nearly all of such properties. After giving effect to the transaction, the Company holds a 100% working interest in all of the acquired properties. The transaction had an effective date of October 1, 2014, with a purchase price of $243.0 million in cash, net of working capital adjustments, of which we paid EFM approximately $93.0 million on October 24, 2014 and is required to pay the remaining $150.0 million no later than February 16, 2015. The agreement provides for post-closing price adjustments and indemnities.

The Company intends to use the net proceeds from the proposed offering described below to fund the Eagle Ford Shale Transaction purchase price of $243.0 million, net of working capital adjustments, and for general corporate purposes. $93.0 million of which was paid at the closing of such transaction, and which was funded from borrowings under our revolving credit facility that will be repaid with net proceeds from such offering. The remaining $150.0 million will be paid on a deferred basis no later than February 16, 2015 with borrowings under the revolving credit facility. Until net proceeds are used to pay the deferred portion of the Eagle Ford Shale Transaction purchase price, net proceeds of such offering will be used to repay amounts outstanding under our revolving credit facility.

A copy of the asset purchase agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition

The Company issued a press release dated October 27, 2014 announcing the Eagle Ford Shale Transaction and the Third Quarter 2014 Update including certain operational results and guidance of the Company for the quarter ended September 30, 2014, furnished as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated unto this Item 2.02.

None of the information furnished in this Item 2.02 and the accompanying exhibit 99.1 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Item 2.02 and the accompanying exhibit is not intended to, and does not, constitute a determination or admission by the Company, that the information in this Item 2.02 and the accompanying exhibit is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 8.01. Other Events

In conjunction with the acquisition, the Company’s banking syndicate, led by Wells Fargo as administrative agent, has increased the Company’s borrowing base to $800.0 million from $675.0 million. However, the Company has voluntarily elected to limit the lenders’ aggregate commitment to $685.0 million, up from $585.0 million previously. The lenders’ aggregate commitment can be increased at any time to the full $800.0 million by requesting one or more lenders to approve an increase in their commitment.

On October 27, 2014, the Company issued a press release announcing a proposed offering of senior notes in a private placement. The press release is filed as Exhibit 99.2 to this report.

Statements in this report that are not historical facts, including but not limited to those related to estimated production results and effects of the transaction, including benefits and effect on financial metrics, increase in levels of commitments, timing and levels of production, downspacing, crude oil production potential and growth, type curve and production estimates, downspacing results, drilling and completion activities, drilling inventory, including timing thereof, production mix, development plans, growth, the Company’s or management’s intentions, beliefs, expectations, hopes, projections, assessment of risks, estimations, plans or predictions for the future, results of the Company’s strategies, expected income tax rates and other statements that are not historical facts are forward-looking statements that are based on current expectations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include quarter-end accounting procedures and determination of final results, risks regarding completion of debt financing, results of wells and production testing, failure of actual production to meet expectations, performance of rig operators, availability of gathering systems, actions by governmental authorities, joint venture partners, industry partners, lenders and other third parties, actions by purchasers of properties, satisfaction of closing conditions, integration and other risks of acquisitions, market and other conditions, availability of well connects, capital needs and uses, commodity price changes, effects of the global economy on exploration activity, results of and dependence on exploratory drilling activities, operating risks, title risks, right-of-way and other land issues, availability of capital and equipment, weather, and other risks described in the Company’s Form 10-K for the year ended December 31, 2013 and its other filings with the U.S. Securities and Exchange Commission. There can be no assurance any transaction described in this report will occur on the terms or timing described, or at all.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1	Asset Purchase Agreement dated October 24, 2014 by and between Eagle Ford Minerals, LLC and Carrizo (Eagle Ford) LLC. The schedules to the Asset Purchase Agreement have been omitted pursuant to Item 601(b) of Regulation S-K. A copy of the omitted schedules will be furnished to the U.S. Securities and Exchange Commission supplementally upon request.

99.1	Press Release dated October 27, 2014 announcing the Eagle Ford Shale Transaction and certain operational results and guidance.

99.2	Press Release dated October 27, 2014 announcing the proposed notes offering issued by Carrizo Oil & Gas, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:	/s/ David L. Pitts
Name:	David L. Pitts
Title:	Vice President and Chief Financial Officer

Date: October 27, 2014

Exhibit Index

Exhibit Number	Description

2.1	Asset Purchase Agreement dated October 24, 2014 by and between Eagle Ford Minerals, LLC and Carrizo (Eagle Ford) LLC. The schedules to the Asset Purchase Agreement have been omitted pursuant to Item 601(b) of Regulation S-K. A copy of the omitted schedules will be furnished to the U.S. Securities and Exchange Commission supplementally upon request.

99.1	Press Release dated October 27, 2014 announcing the Eagle Ford Shale Transaction and certain operational results and guidance.

99.2	Press Release dated October 27, 2014 announcing the proposed notes offering issued by Carrizo Oil & Gas, Inc.